EXHIBIT 31

Rule 13a - 14(a) CERTIFICATIONS

I, David W. Heeter certify that:

1.       I have reviewed this report on Form 10-Q of MutualFirst Financial, Inc. (the "Registrant");

2.       Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.       Based on my knowledge, the consolidated financial statements, and other financial information included in this report, fairly present in all material respects the consolidated financial condition, results of operations and cash flows of the Registrant as of, and for, the periods presented in this report;

4.       The Registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(c) and 15d-15(e) ) for the Registrant and we have:

a)	designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)	evaluated the effectiveness of the Registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures as of the end of the period covered by this report; and

c)	disclosed in this report any changes in the Registrant's internal control over financial reporting that occurred during the Registrant's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect the Registrant's internal control over financial reporting.

5.       The Registrant's other certifying officer and I have disclosed, based on our most recent evaluation to the Registrant's auditors and the audit committee of Registrant's board of directors (over financial reporting or persons performing the equivalent function):

a)	all significant deficiencies and material weaknesses in the design or operation of internal control which are reasonably likely to adversely affect the Registrant's ability to record, process, summarize and report financial information; and

b)	any fraud, whether or not material, that involves management or other employees who have a significant role in the Registrant's internal control over financial reporting.

Date: November 13, 2003

/s/ David W. Heeter David W. Heeter, President and Chief Executive Officer

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I, Timothy J. McArdle, certify that:

1.       I have reviewed this report on Form 10-Q of MutualFirst Financial, Inc. (the "Registrant");

2.       Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.       Based on my knowledge, the consolidated financial statements, and other financial information included in this report, fairly present in all material respects the consolidated financial condition, results of operations and cash flows of the Registrant as of, and for, the periods presented in this report;

4.       The Registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(c) and 15d-15(e) ) for the Registrant and we have:

a)	designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)	evaluated the effectiveness of the Registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures as of the end of the period covered by this report; and

c)	disclosed in this report any changes in the Registrant's internal control over financial reporting that occurred during the Registrant's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect the Registrant's internal control over financial reporting.

5.       The Registrant's other certifying officer and I have disclosed, based on our most recent evaluation to the Registrant's auditors and the audit committee of Registrant's board of directors (over financial reporting or persons performing the equivalent function):

a)	all significant deficiencies and material weaknesses in the design or operation of internal control which are reasonably likely to adversely affect the Registrant's ability to record, process, summarize and report financial information; and

b)	any fraud, whether or not material, that involves management or other employees who have a significant role in the Registrant's internal control over financial reporting.

Date: November 13, 2003

/s/ Timothy J. McArdle Timothy J. McArdle, Senior Vice President, Treasurer, and Chief Financial Officer

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